Exhibit 10.1

March 17, 2011

Mr. Robert A. Iger

President and Chief Executive Officer

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

RE:	Amendment to that certain Amended and Restated Employment
Agreement Between The Walt Disney Company and Robert A. Iger,
dated as of December 23, 2008 (the “Agreement”)

Dear Mr. Iger:

This letter agreement will confirm that Paragraph 10 of the Agreement is hereby deleted in its entirety (together with all references thereto in the Agreement) and shall be of no further force or effect, effective as of the date hereof.

As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing accurately reflects your understanding of our mutual agreement, please so indicate in the space provided below and return an executed copy hereof to us at your earliest convenience.

Very truly yours, THE WALT DISNEY COMPANY

By:	/s/ M. Jayne Parker

Title:	EVP, Chief HR Officer

Date:	3/17/2011

ACCEPTED AND AGREED TO:

/s/ Robert A. Iger
Robert A. Iger

Date:	3/17/2011